N / E / W / S R / E / L / E / A / S / E

July 25, 2019

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3.8 PERCENT INCREASE IN SECOND QUARTER 2019 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2019 net income of $41.1 million, an increase of 3.6 percent, compared to $39.6 million during the same period in 2018. Earnings per share for the period totaled $.83 per share, an increase of 3.8 percent, compared to the second quarter of 2018 result of $.80 per share.

Total assets equaled $10.7 billion as of quarter-end and loans totaled $7.5 billion. The Corporation’s loan portfolio increased, by $434 million, or 6.1 percent, during the past twelve months. Investments increased $473 million, or 29.2 percent, during the same period and now total $2.1 billion. Total deposits equaled $8.3 billion as of quarter-end and increased by $816 million, or 10.9 percent, while borrowings, totaling $793 million, declined during the period by $46 million, or 5.5 percent. As a result, the loan-to-deposit ratio now totals 90.4 percent and loan-to-asset ratio totals 70 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 14.56 percent, common equity tier 1 capital ratio equaled 12.05 percent, and the tangible common equity ratio totaled 10.07 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our second quarter of 2019 results continued to reflect effective market coverage by our bankers coupled with healthy levels of activity from our commercial and consumer clients throughout our franchise. We are pleased with our execution producing second quarter organic loan growth of 11.8% and deposit growth of 13.5% on an annualized basis. Net Income and earnings per share improved during the quarter despite margin pressure and legal and settlement expenses of $1.3 million reflected in our marketing line item. We continue to anticipate closing our acquisition with Monroe Bank & Trust during the third quarter of 2019 and completing the integration in the fourth quarter of 2019.”

Net interest income for the quarter totaled $85.3 million, an increase of $707,000, even as net interest margin totaling 3.71 percent declined from the same period in 2018 by 28 basis points. Yields on earning assets increased by 12 basis points totaling 4.86 percent and the cost of supporting liabilities increased by 40 basis points and totaled 1.15 percent. Fair value accretion negatively impacted yields as it declined from 18 basis points in second quarter of 2018 to 9 basis points in 2019. Additionally, strong growth in institutional deposits and deployment into the bond portfolio produced earnings per share of $.01 for the quarter but negatively impacted net interest margin by 10 basis points.

Non-interest income totaled $21.6 million for the quarter, a $3.4 million, or 18.8 percent increase from the second quarter of 2018. Customer-specific line items accounted for $2.4 million of the increase while being fueled by derivative hedge income growth of $1.3 million. Non-interest expense totaled $57.6 million up from the 2018 total of $53.5 million. Of the $4.1 million increase, $1.3 million was related to the fair lending legal and settlement expenses, with the remaining in professional services - $587,000, equipment - $561,000, other real estate expense - $541,000, and salary and benefits - $517,000.

The Corporation’s provision expense totaled $500,000 and net charge-offs were just $128,000. The allowance for loan losses reached $81.3 million as of June 30, 2019, up from $77.5 million as of June 30, 2018. Non-accrual loans declined to $25.6 million as of quarter-end and the allowance was 1.08 percent of total loans and 1.19 percent of non-purchased loans.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 25, 2019.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 25, 2019. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10132272.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme190725.html during the time of the call. A replay of the web cast will be available until July 25, 2020.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2019	2018
ASSETS
Cash and cash equivalents	$128,185	$133,893
Interest-bearing time deposits	129,614	36,599
Investment securities	2,092,924	1,619,683
Loans held for sale	5,854	2,046
Loans	7,511,370	7,081,059
Less: Allowance for loan losses	(81,274)	(77,543)
Net loans	7,430,096	7,003,516
Premises and equipment	91,767	94,397
Federal Home Loan Bank stock	24,588	24,588
Interest receivable	45,150	38,530
Goodwill and other intangibles	466,736	473,059
Cash surrender value of life insurance	226,241	222,905
Other real estate owned	1,131	9,071
Tax asset, deferred and receivable	12,340	24,619
Other assets	83,231	51,809
TOTAL ASSETS	$10,737,857	$9,734,715
LIABILITIES
Deposits:
Noninterest-bearing	$1,353,165	$1,571,194
Interest-bearing	6,966,163	5,932,621
Total Deposits	8,319,328	7,503,815
Borrowings:
Federal funds purchased	75,000	109,000
Securities sold under repurchase agreements	119,674	122,513
Federal Home Loan Bank advances	460,042	469,261
Subordinated debentures and term loans	138,574	138,352
Total Borrowings	793,290	839,126
Interest payable	6,740	4,807
Other liabilities	116,863	46,639
Total Liabilities	9,236,221	8,394,387
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 49,456,594 and 49,280,188 shares	6,182	6,160
Additional paid-in capital	841,365	836,549
Retained earnings	639,362	522,362
Accumulated other comprehensive income (loss)	14,602	(24,868)
Total Stockholders' Equity	1,501,636	1,340,328
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,737,857	$9,734,715

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2019	2018	2019	2018
INTEREST INCOME
Loans receivable:
Taxable	$92,824	$84,663	$183,305	$162,930
Tax-exempt	4,244	3,632	8,397	7,228
Investment securities:
Taxable	6,998	5,434	13,093	10,530
Tax-exempt	7,454	6,246	14,325	12,372
Deposits with financial institutions	784	633	1,659	764
Federal Home Loan Bank stock	335	263	673	667
Total Interest Income	112,639	100,871	221,452	194,491
INTEREST EXPENSE
Deposits	23,087	12,165	42,681	21,167
Federal funds purchased	117	61	210	441
Securities sold under repurchase agreements	342	172	672	345
Federal Home Loan Bank advances	1,692	1,845	3,506	4,004
Subordinated debentures and term loans	2,123	2,057	4,239	4,047
Total Interest Expense	27,361	16,300	51,308	30,004
NET INTEREST INCOME	85,278	84,571	170,144	164,487
Provision for loan losses	500	1,663	1,700	4,163
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	84,778	82,908	168,444	160,324
OTHER INCOME
Service charges on deposit accounts	5,437	5,038	10,532	9,815
Fiduciary and wealth management fees	3,931	3,595	7,749	7,391
Card payment fees	4,829	4,462	9,655	9,056
Net gains and fees on sales of loans	1,736	1,600	3,031	3,421
Derivative hedge fees	1,487	231	2,268	1,073
Other customer fees	341	455	780	897
Earnings on cash surrender value of life insurance	946	1,007	1,935	2,183
Net realized gains on sales of available for sale securities	1,843	1,122	2,983	2,731
Other income	1,064	681	1,394	1,185
Total Other Income	21,614	18,191	40,327	37,752
OTHER EXPENSES
Salaries and employee benefits	32,709	32,192	65,737	64,418
Net occupancy	4,469	4,348	9,496	9,018
Equipment	4,117	3,556	7,759	7,224
Marketing	2,752	1,474	3,826	2,358
Outside data processing fees	3,929	3,462	7,613	6,426
Printing and office supplies	334	324	649	658
Intangible asset amortization	1,520	1,718	3,048	3,444
FDIC assessments	678	711	1,385	1,430
Other real estate owned and foreclosure expenses	903	362	2,068	764
Professional and other outside services	2,376	1,789	4,260	3,330
Other expenses	3,800	3,568	8,367	8,121
Total Other Expenses	57,587	53,504	114,208	107,191
INCOME BEFORE INCOME TAX	48,805	47,595	94,563	90,885
Income tax expense	7,749	7,961	14,690	14,572
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$41,056	$39,634	$79,873	$76,313
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.83	$0.80	$1.62	$1.55
Diluted Net Income Available to Common Stockholders	$0.83	$0.80	$1.61	$1.54
Cash Dividends Paid	$0.26	$0.22	$0.48	$0.40
Average Diluted Shares Outstanding (in thousands)	49,550	49,451	49,545	49,440

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
NET CHARGE-OFFS	$128	$540	$978	$1,652

AVERAGE BALANCES:
Total Assets	$10,499,948	$9,697,020	$10,291,205	$9,535,774
Total Loans	7,385,315	6,975,737	7,308,146	6,893,867
Total Earning Assets	9,518,892	8,741,173	9,326,579	8,579,076
Total Deposits	8,321,459	7,636,821	8,130,120	7,396,328
Total Stockholders' Equity	1,479,254	1,327,341	1,454,633	1,318,124

FINANCIAL RATIOS:
Return on Average Assets	1.56%	1.63%	1.55%	1.60%
Return on Average Stockholders' Equity	11.10	11.94	10.98	11.58
Return on Average Common Stockholders' Equity	11.10	11.95	10.98	11.58
Average Earning Assets to Average Assets	90.66	90.14	90.63	89.97
Allowance for Loan Losses as % of Total Loans	1.08	1.09	1.08	1.09
Net Charge-offs as % of Average Loans (Annualized)	0.01	0.03	0.03	0.05
Average Stockholders' Equity to Average Assets	14.09	13.69	14.13	13.82
Tax Equivalent Yield on Average Earning Assets	4.86	4.74	4.88	4.66
Interest Expense/Average Earning Assets	1.15	0.75	1.10	0.70
Net Interest Margin (FTE) on Average Earning Assets	3.71	3.99	3.78	3.96
Efficiency Ratio	51.00	49.32	51.09	50.30
Tangible Common Book Value Per Share	$21.01	$17.71	$21.01	$17.71

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Non-Accrual Loans	$25,635	$27,949	$26,148	$20,421	$20,143
Renegotiated Loans	640	709	1,103	968	544
Non-Performing Loans (NPL)	26,275	28,658	27,251	21,389	20,687
Other Real Estate Owned	1,131	1,877	2,179	8,859	9,071
Non-Performing Assets (NPA)	27,406	30,535	29,430	30,248	29,758
90+ Days Delinquent	209	134	1,855	50	184
NPAs & 90 Day Delinquent	$27,615	$30,669	$31,285	$30,298	$29,942

Allowance for Loan Losses	$81,274	$80,902	$80,552	$78,406	$77,543
Quarterly Net Charge-offs	128	850	(482)	537	540
NPAs / Actual Assets %	0.26%	0.30%	0.30%	0.31%	0.31%
NPAs & 90 Day / Actual Assets %	0.26%	0.30%	0.32%	0.31%	0.31%
NPAs / Actual Loans and OREO %	0.36%	0.42%	0.41%	0.43%	0.42%
Allowance for Loan Losses / Actual Loans (%)	1.08%	1.11%	1.11%	1.11%	1.09%
Net Charge-offs as % of Average Loans (Annualized)	0.01%	0.05%	(0.03)%	0.03%	0.03%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
ASSETS
Cash and cash equivalents	$128,185	$115,878	$139,247	$142,501	$133,893
Interest-bearing time deposits	129,614	70,672	36,963	66,763	36,599
Investment securities	2,092,924	1,862,659	1,632,582	1,625,251	1,619,683
Loans held for sale	5,854	3,330	4,778	3,022	2,046
Loans	7,511,370	7,299,320	7,224,467	7,088,071	7,081,059
Less: Allowance for loan losses	(81,274)	(80,902)	(80,552)	(78,406)	(77,543)
Net loans	7,430,096	7,218,418	7,143,915	7,009,665	7,003,516
Premises and equipment	91,767	91,863	93,420	93,728	94,397
Federal Home Loan Bank stock	24,588	24,588	24,588	24,588	24,588
Interest receivable	45,150	40,931	40,881	38,531	38,530
Goodwill and other intangibles	466,736	468,256	469,784	471,409	473,059
Cash surrender value of life insurance	226,241	225,928	224,939	223,865	222,905
Other real estate owned	1,131	1,877	2,179	8,859	9,071
Tax asset, deferred and receivable	12,340	16,094	23,668	25,933	24,619
Other assets	83,231	70,431	47,772	53,167	51,809
TOTAL ASSETS	$10,737,857	$10,210,925	$9,884,716	$9,787,282	$9,734,715
LIABILITIES
Deposits:
Noninterest-bearing	$1,353,165	$1,381,183	$1,447,907	$1,464,190	$1,571,194
Interest-bearing	6,966,163	6,666,615	6,306,686	6,168,962	5,932,621
Total Deposits	8,319,328	8,047,798	7,754,593	7,633,152	7,503,815
Borrowings:
Federal funds purchased	75,000	20,000	104,000	90,000	109,000
Securities sold under repurchase agreements	119,674	111,783	113,512	118,824	122,513
Federal Home Loan Bank advances	460,042	345,013	314,986	385,458	469,261
Subordinated debentures and term loans	138,574	138,519	138,463	138,408	138,352
Total Borrowings	793,290	615,315	670,961	732,690	839,126
Interest payable	6,740	7,313	5,607	5,920	4,807
Other liabilities	116,863	84,651	45,295	54,094	46,639
Total Liabilities	9,236,221	8,755,077	8,476,456	8,425,856	8,394,387
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,182	6,179	6,169	6,163	6,160
Additional paid-in capital	841,365	839,919	840,052	837,996	836,549
Retained earnings	639,362	611,220	583,336	552,551	522,362
Accumulated other comprehensive income (loss)	14,602	(1,595)	(21,422)	(35,409)	(24,868)
Total Stockholders' Equity	1,501,636	1,455,848	1,408,260	1,361,426	1,340,328
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,737,857	$10,210,925	$9,884,716	$9,787,282	$9,734,715

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
INTEREST INCOME
Loans receivable:
Taxable	$92,824	$90,481	$91,092	$88,479	$84,663
Tax-exempt	4,244	4,153	3,873	3,761	3,632
Investment securities:
Taxable	6,998	6,095	5,553	5,514	5,434
Tax-exempt	7,454	6,871	6,644	6,493	6,246
Deposits with financial institutions	784	875	1,207	270	633
Federal Home Loan Bank stock	335	338	284	283	263
Total Interest Income	112,639	108,813	108,653	104,800	100,871
INTEREST EXPENSE
Deposits	23,087	19,594	16,690	13,685	12,165
Federal funds purchased	117	93	48	229	61
Securities sold under repurchase agreements	342	330	243	174	172
Federal Home Loan Bank advances	1,692	1,814	1,691	2,137	1,845
Subordinated debentures and term loans	2,123	2,116	2,097	2,089	2,057
Total Interest Expense	27,361	23,947	20,769	18,314	16,300
NET INTEREST INCOME	85,278	84,866	87,884	86,486	84,571
Provision for loan losses	500	1,200	1,664	1,400	1,663
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	84,778	83,666	86,220	85,086	82,908
OTHER INCOME
Service charges on deposit accounts	5,437	5,095	5,516	5,619	5,038
Fiduciary and wealth management fees	3,931	3,818	3,842	3,673	3,595
Card payment fees	4,829	4,826	4,393	4,586	4,462
Net gains and fees on sales of loans	1,736	1,295	1,767	1,841	1,600
Derivative hedge fees	1,487	781	645	775	231
Other customer fees	341	439	511	452	455
Earnings on cash surrender value of life insurance	946	989	1,074	961	1,007
Net realized gains on sales of available for sale securities	1,843	1,140	253	1,285	1,122
Other income	1,064	330	1,179	335	681
Total Other Income	21,614	18,713	19,180	19,527	18,191
OTHER EXPENSES
Salaries and employee benefits	32,709	33,028	34,350	32,936	32,192
Net occupancy	4,469	5,027	4,737	4,586	4,348
Equipment	4,117	3,642	3,627	3,483	3,556
Marketing	2,752	1,074	1,107	1,216	1,474
Outside data processing fees	3,929	3,684	3,367	3,422	3,462
Printing and office supplies	334	315	433	334	324
Intangible asset amortization	1,520	1,528	1,625	1,650	1,718
FDIC assessments	678	707	634	856	711
Other real estate owned and foreclosure expenses	903	1,165	251	455	362
Professional and other outside services	2,376	1,884	3,002	1,844	1,789
Other expenses	3,800	4,567	4,605	4,240	3,568
Total Other Expenses	57,587	56,621	57,738	55,022	53,504
INCOME BEFORE INCOME TAX	48,805	45,758	47,662	49,591	47,595
Income tax expense	7,749	6,941	5,949	8,478	7,961
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$41,056	$38,817	$41,713	$41,113	$39,634

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.83	$0.79	$0.85	$0.83	$0.80
Diluted Net Income Available to Common Stockholders	$0.83	$0.78	$0.85	$0.83	$0.80
Cash Dividends Paid	$0.26	$0.22	$0.22	$0.22	$0.22
Average Diluted Shares Outstanding (in thousands)	49,550	49,541	49,511	49,492	49,451
FINANCIAL RATIOS:
Return on Average Assets	1.56%	1.54%	1.68%	1.69%	1.63%
Return on Average Stockholders' Equity	11.10	10.86	12.10	12.10	11.94
Return on Average Common Stockholders' Equity	11.10	10.86	12.10	12.10	11.95
Average Earning Assets to Average Assets	90.66	90.60	90.41	90.30	90.14
Allowance for Loan Losses as % of Total Loans	1.08	1.11	1.11	1.11	1.09
Net Charge-offs as % of Average Loans (Annualized)	0.01	0.05	(0.03)	0.03	0.03
Average Stockholders' Equity to Average Assets	14.09	14.18	13.90	13.93	13.69
Tax Equivalent Yield on Average Earning Assets	4.86	4.89	4.97	4.88	4.74
Interest Expense/Average Earning Assets	1.15	1.05	0.93	0.83	0.75
Net Interest Margin (FTE) on Average Earning Assets	3.71	3.84	4.04	4.05	3.99
Efficiency Ratio	51.00	51.18	50.97	49.25	49.32
Tangible Common Book Value Per Share	$21.01	$20.07	$19.12	$18.16	$17.71

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Commercial and industrial loans	$1,877,042	$1,788,628	$1,726,664	$1,655,569	$1,657,591
Agricultural production financing and other loans to farmers	83,452	80,357	92,404	88,504	89,093
Real estate loans:
Construction	624,548	542,501	545,729	668,608	714,866
Commercial and farmland	2,821,689	2,838,798	2,832,102	2,699,629	2,652,782
Residential	993,802	976,668	966,421	965,893	965,720
Home equity	548,006	536,208	528,157	517,303	518,699
Individuals' loans for household and other personal expenditures	98,384	108,216	99,788	98,709	92,809
Public finance and other commercial loans	464,447	427,944	433,202	393,856	389,499
Loans	7,511,370	7,299,320	7,224,467	7,088,071	7,081,059
Allowance for loan losses	(81,274)	(80,902)	(80,552)	(78,406)	(77,543)
NET LOANS	$7,430,096	$7,218,418	$7,143,915	$7,009,665	$7,003,516

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Demand deposits	$4,309,473	$4,101,156	$3,985,178	$3,870,816	$3,933,233
Savings deposits	2,358,720	2,338,266	2,282,701	2,212,675	2,099,771
Certificates and other time deposits of $100,000 or more	720,536	670,199	593,592	602,002	555,910
Other certificates and time deposits	729,392	704,527	646,682	625,341	602,239
Brokered deposits	201,207	233,650	246,440	322,318	312,662
TOTAL DEPOSITS	$8,319,328	$8,047,798	$7,754,593	$7,633,152	$7,503,815

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	June 30, 2019			June 30, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$144,626	$784	2.17%	$142,385	$633	1.78%
Federal Home Loan Bank stock	24,588	335	5.45	24,588	263	4.28
Investment Securities: (1)
Taxable	1,054,068	6,998	2.66	852,865	5,434	2.55
Tax-Exempt (2)	910,295	9,435	4.15	745,598	7,906	4.24
Total Investment Securities	1,964,363	16,433	3.35	1,598,463	13,340	3.34
Loans held for sale	11,430	127	4.44	6,408	83	5.18
Loans: (3)
Commercial	5,419,169	74,638	5.51	5,142,093	67,510	5.25
Real Estate Mortgage	766,528	8,686	4.53	729,681	8,792	4.82
Installment	677,133	9,373	5.54	631,897	8,278	5.24
Tax-Exempt (2)	511,055	5,372	4.20	465,658	4,597	3.95
Total Loans	7,385,315	98,196	5.32	6,975,737	89,260	5.12
Total Earning Assets	9,518,892	115,748	4.86%	8,741,173	103,496	4.74%
Net unrealized gain (loss) on securities available for sale	12,841			(13,068)
Allowance for loan losses	(81,691)			(77,197)
Cash and cash equivalents	130,987			132,481
Premises and equipment	91,563			94,757
Other assets	827,356			818,874
Total Assets	$10,499,948			$9,697,020
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$2,935,925	$8,541	1.16%	$2,325,705	$4,276	0.74%
Money market deposits	1,220,020	3,509	1.15	1,081,830	1,583	0.59
Savings deposits	1,164,901	2,525	0.87	1,096,003	1,332	0.49
Certificates and other time deposits	1,652,203	8,512	2.06	1,491,207	4,974	1.33
Total Interest-bearing Deposits	6,973,049	23,087	1.32	5,994,745	12,165	0.81
Borrowings	613,446	4,274	2.79	674,040	4,135	2.45
Total Interest-bearing Liabilities	7,586,495	27,361	1.44	6,668,785	16,300	0.98
Noninterest-bearing deposits	1,348,410			1,642,076
Other liabilities	85,789			58,818
Total Liabilities	9,020,694			8,369,679
Stockholders' Equity	1,479,254			1,327,341
Total Liabilities and Stockholders' Equity	$10,499,948	27,361		$9,697,020	16,300
Net Interest Income (FTE)		$88,387			$87,196
Net Interest Spread (FTE) (4)			3.42%			3.76%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.86%			4.74%
Interest Expense / Average Earning Assets			1.15%			0.75%
Net Interest Margin (FTE) (5)			3.71%			3.99%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $3,109 and $2,625 for the three months ended June 30, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Six Months Ended
	June 30, 2019			June 30, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$145,277	$1,659	2.28%	$87,883	$764	1.74%
Federal Home Loan Bank stock	24,588	673	5.47	24,487	667	5.45
Investment Securities: (1)
Taxable	978,654	13,093	2.68	831,743	10,530	2.53
Tax-Exempt (2)	869,914	18,133	4.17	741,096	15,661	4.23
Total Investment Securities	1,848,568	31,226	3.38	1,572,839	26,191	3.33
Loans held for sale	10,697	239	4.47	8,515	221	5.19
Loans: (3)
Commercial	5,364,884	147,394	5.49	5,061,717	129,663	5.12
Real Estate Mortgage	755,070	17,008	4.51	729,202	16,791	4.61
Installment	671,125	18,664	5.56	627,686	16,255	5.18
Tax-Exempt (2)	506,370	10,629	4.20	466,747	9,149	3.92
Total Loans	7,308,146	193,934	5.31	6,893,867	172,079	4.99
Total Earning Assets	9,326,579	227,492	4.88%	8,579,076	199,701	4.66%
Net unrealized gain on securities available for sale	3,963			(9,772)
Allowance for loan losses	(81,301)			(76,528)
Cash and cash equivalents	124,143			129,499
Premises and equipment	92,395			95,139
Other assets	825,426			818,360
Total Assets	$10,291,205			$9,535,774
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$2,813,541	$15,560	1.11%	$2,153,878	$6,965	0.65%
Money market deposits	1,179,765	6,291	1.07	1,085,740	2,858	0.53
Savings deposits	1,157,852	4,792	0.83	1,021,386	1,714	0.34
Certificates and other time deposits	1,609,130	16,038	1.99	1,488,664	9,630	1.29
Total Interest-bearing Deposits	6,760,288	42,681	1.26	5,749,668	21,167	0.74
Borrowings	624,192	8,627	2.76	760,643	8,837	2.32
Total Interest-bearing Liabilities	7,384,480	51,308	1.39	6,510,311	30,004	0.92
Noninterest-bearing deposits	1,369,832			1,646,660
Other liabilities	82,260			60,679
Total Liabilities	8,836,572			8,217,650
Stockholders' Equity	1,454,633			1,318,124
Total Liabilities and Stockholders' Equity	$10,291,205	51,308		$9,535,774	30,004
Net Interest Income (FTE)		$176,184			$169,697
Net Interest Spread (FTE) (4)			3.49%			3.74%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.88%			4.66%
Interest Expense / Average Earning Assets			1.10%			0.70%
Net Interest Margin (FTE) (5)			3.78%			3.96%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $6,040 and $5,210 for the six months ended June 30, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.